UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 2, 2007

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST III – SERIES J

(Exact name of Registrant as Specified in its Charter)

Delaware	333-119612	20-2446281
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective May 1, 2007, World Monitor Trust III – Series J (“Registrant”) will re-allocate one-third of its net assets from Bridgewater Associates, Inc. (“Bridgewater”) pursuant to its Aggressive Pure Alpha Futures Only – A, No Benchmark Program, to Ortus Capital Management Limited (“Ortus”), to be traded pursuant to Ortus’ Major Currency Program. Registrant intends to enter into a Trading Advisor Agreement with Ortus whereby Ortus will have discretionary authority to trade the assets allocated to it pursuant to its Major Currency Program. Registrant will pay Ortus a management fee of two percent (2%) of the assets allocated to Ortus for trading and an incentive fee of 20% of the new high net profits achieved by Ortus with respect to the assets allocated to it.

Also effective May 1, 2007, Registrant will allocated one-third of its net assets directly to Eagle Trading Systems Inc. (“Eagle”), to be managed pursuant to Eagle’s Momentum Program. Registrant intends to enter into a Trading Advisor Agreement with Eagle whereby Eagle will have discretionary authority to trade the assets allocated to it pursuant to its Momentum Program. Registrant will pay Eagle a management fee of two percent (2%) of the assets allocated to Eagle for trading and an incentive fee of 20% of the new high net profits achieved by Eagle with respect to the assets allocated to it.

Item 1.02	Termination of a Material Definitive Agreement

Effective close of business on April 30, 2007, Registrant will no longer allocate assets to Bridgewater and intends to withdraw as a member of WMT III Series H/J Trading Vehicle, LLC (the “H/J Trading Vehicle”). Bridgewater’s Trading Advisor Agreement with the H/J Trading Vehicle will be terminated effective close of business on April 30, 2007.

Also effective close of business on April 30, 2007, Registrant will withdraw as a member of WMT III Series I/J Trading Vehicle, LLC (the “I/J Trading Vehicle”). Eagle’s Trading Advisor Agreement with the I/J Trading Vehicle will be terminated effective close of business on April 30, 2007, although Registrant will continue to allocate one-third of its assets to Eagle pursuant to its Momentum Program, as described more fully above.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Notice to Unitholders dated April 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on April 2, 2007.

WORLD MONITOR TRUST III – SERIES j

	By:	Preferred Investment Solutions Corp.
its Managing Owner

Date: April 2, 2007		By:	/s/ Lawrence S. Block
		Name:	Lawrence S. Block
		Title:	Senior Vice President and General Counsel